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                          MEDICAL DEVICE ALLIANCE INC.



                                  EXHIBIT 10.28




                              ESCROW FEE AGREEMENT

                                      AMONG
                          MEDICAL DEVICE ALLIANCE INC.

                                       AND

                           SANTA BARBARA BANK & TRUST






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                          MEDICAL DEVICE ALLIANCE, INC.
                     3800 Howard Hughes Parkway, Suite 1800
                               Las Vegas, NV 89109

                                August 10, 1998


Santa Barbara Bank & Trust
Escrow Department
1002 Anacapa Street
Santa Barbara, CA 93101

        Re:    Escrow Fee Agreement

Ladies and Gentlemen:

        Medical Device Alliance, Inc., a Nevada corporation ("MDA"), in order induce Santa Barbara Bank & Trust (the "Escrow Agent") to enter into that certain Company Stockholders' Escrow Agreement dated August 10 (the "Escrow Agreement") made and entered into by and among MDA, the Escrow Agent, and the stockholders of Parallax Medical, Inc., agrees as follows:

        MDA shall pay the Escrow Agent compensation (as payment in full) for the services to be rendered by the Escrow Agent hereunder in the amount of $1,500.00 at the time of execution of the Escrow Agreement and agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in connection with the operation, administration, enforcement and performance of the Escrow Agreement and its obligations (including reasonable fees, expenses and disbursements of its counsel) as set forth in the Escrow Agreement.

        Please evidence Escrow Agent?s acceptance of the fee by executing this fee agreement and returning the same to MDA.

                                        Very truly yours,

                                        MEDICAL DEVICE ALLIANCE, INC.,
                                        a Nevada corporation


                                        By:  /s/ Donald K. McGhan
                                            -----------------------------------
                                               Donald K. McGhan
                                               Chairman of the Board


ACCEPTED AND AGREED TO
AS OF 9/18, 1998
SANTA BARBARA BANK & TRUST

By: /s/ Pam Martin
   -----------------------------
Name:   Pam Martin
     ---------------------------
Title:  Asst. Vice President
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